Exhibit 99.1

Deloitte & Touche LLP Suite 301 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 www.deloitte.com

QTS Hillsboro Holding I, LLC
6601 College Boulevard
Overland Park, Kansas 66211

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of tenant leases in connection with the proposed offering of QTS Issuer ABS I, LLC and QTS Co-Issuer ABS I, LLC of their Secured Data Center Revenue Term Notes, Series 2025-1. QTS Hillsboro Holding I, LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Initial Statistical Data File and Subsequent Statistical Data File (each as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Initial Statistical Data File and Subsequent Statistical Data File. Additionally, Deutsche Bank Securities Inc. (“Deutsche Bank” and, together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes.  This report may not be suitable for any other purpose.  The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.  Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On March 4, 2025, representatives of Deutsche Bank, on behalf of the Company, provided us with a computer-generated tenant lease data file (the “Initial Statistical Data File”) and related record layout containing data, as represented to us by Deutsche Bank, on behalf of the Company, as of the close of business January 31, 2025, with respect to 124 tenant leases.  At the instruction of Deutsche Bank, on behalf of the Company, we selected (i) each of the tenant leases that (a) did not indicate a “Billing Model” of “Full Service Gross” and (b) indicated a “Profit Center” of “HIL1” (each as set forth on the Initial Statistical Data File) from the five “Customer Parent’s” that indicated the highest “Total In-Place MRR” (as set forth on the Initial Statistical Data File) (the “HIL1 Tenant Leases”) and (ii) each of the tenant leases that indicated a “Profit Center” of “HIL2” (as set forth on the Initial Statistical Data File) (the “HIL2 Tenant Leases”). The HIL1 Tenant Leases and HIL2 Tenant Leases are collectively and hereinafter referred to as the “Sample Leases.”

Further, on April 15, 2025, representatives of Deutsche Bank, on behalf of the Company, provided us with a subsequent computer-generated tenant lease data file (the “Subsequent Statistical Data File”) and related record layout containing data, as represented to us by Deutsche Bank, on behalf of the Company, as of the close of business March 31, 2025, with respect to 124 tenant leases, including each of the Sample Leases.

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Leases relating to the tenant lease characteristics (the “Characteristics”) set forth on the Initial Statistical Data File and Subsequent Statistical Data File, as applicable, and indicated below.

 Characteristics
1.	Tenant ID (for informational purposes only)	9.	Renewal options
2.	Tenant name	10.	Length of renewal options
3.	Facility (profit center)	11.	Total contracted kw
4.	Work order start date	12.	Current rent per kw per month
5.	Work order end date	13.	Base rent amount
6.	Work order term	14.	Additional base rent amount (if applicable)
7.	Escalator rate	15.	Ultimate parent of customer
8.	Escalation month	16.	Ultimate parent credit rating

We compared Characteristics 2. through 15. to the corresponding information set forth on or derived from the lease agreement, work order notice of commencement or any amendments thereto (collectively, the “Lease Agreement”).

At the instruction of Deutsche Bank, on behalf of the Company, we accessed the “Standard & Poor's Financial Services LLC Website” (https://www.standardandpoors.com) on March 17, 2025 and May 5, 2025.  Using the ultimate parent of customer (as set forth on the Lease Agreement), we compared Characteristic 16. to the corresponding information set forth on Standard & Poor's Financial Services LLC Website.

In addition to the procedures described above, for each Sample Lease, we compared the kw ramp schedule and space and power MRR ramp schedule, each as set forth on the Initial Statistical Data File and Subsequent Statistical Data File, to the corresponding information set forth on or derived from the Lease Agreement, for the period beginning January 31, 2025 and March 31, 2025, as applicable, through the related lease expiration date, and found them to be in agreement.

The tenant lease documents described above and any other related documents used in support of the Characteristics were provided to us by, or on behalf of, the Company and are collectively referred to hereinafter as the “Lease Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Lease Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Lease Documents.  In addition, we make no representations as to whether the Lease Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Leases.

Member of Deloitte Touche Tohmatsu Limited

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Initial Statistical Data File and Subsequent Statistical Data File, as applicable, were found to be in agreement with the above-mentioned Lease Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the tenant leases underlying the Initial Statistical Data File or Subsequent Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the tenant leases or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Initial Statistical Data File or Subsequent Statistical Data File.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA.  Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

May 14, 2025